                             CONFIDENTIAL TREATMENT

                                                                   Exhibit 10.11

Note: Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC under Rule 406. The omitted confidential material has been filed separately with the SEC. The location of the omitted confidential information is indicated herein by a legend stating, "MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT."

                              DATED 1st April 1997


                       EASTERN GROUP TELECOMS LIMITED (1)

                                     - and -

                         HERMES EUROPE RAILTEL B.V. (2)


                           NETWORK SERVICES AGREEMENT

                               Hewitson Becke+Shaw
                                   Solicitors
                                    CAMBRIDGE

AGREEMENT dated the 1st day of April 1997

Made BETWEEN:

(1) EASTERN GROUP TELECOMS LIMITED (Registered No. 2937788) whose registered office is Wherstead Park Wherstead Ipswich, Suffolk IP9 2AQ ("EGT"); and

(2) HERMES EUROPE RAILTEL B.V. a company incorporated under the laws of the Netherlands whose registered office is Drentestraat 20, 1083 HK, Amsterdam, the Netherlands ("the User")

together "the Parties"

BACKGROUND

(A) EGT operates a telecommunications network ("the Network") under its Public Telecommunications Operator Licence dated 24 July 1996.

(B) The User wishes to acquire the right to use optical fibres from EGT as set out in Schedule 1 on the Network from Aldeburgh to London and from Margate to London.

OPERATIVE PROVISIONS

The Services will be provided in accordance with the attached Schedules and their associated Appendices which subject to Clause 11.7 of Schedule 2 comprise the entire agreement between the parties.

      Schedule 1  Service Definition
                  Appendix A  Technical Definition
                  Appendix B  Implementation Plan
      Schedule 2  Standard Terms and Conditions
      Schedule 3  Performance Specifications
      Schedule 4  Maintenance and Support
                  Appendix A  Support and Maintenance Operating Procedures

                                    Contents

BACKGROUND...................................................................1
OPERATIVE PROVISIONS.........................................................1
SCHEDULE 1 SERVICE DEFINITION................................................3
Appendix A Technical Definition.............................................10
Appendix B Implementation Plan..............................................23
SCHEDULE 2 STANDARD TERMS AND CONDITIONS....................................25
1.   Interpretation.........................................................25
2.   Provision Of The Service...............................................30
3.   Covenants By EGT.......................................................30
4.   Covenants By The User..................................................31
5.   Maintenance............................................................33
6.   Payments...............................................................34
7.   Duration And Termination...............................................35
8.   Warranties And Liability...............................................37
9.   Confidentiality And Intellectual Property..............................38
10.  Expert Determination...................................................39
11.  Insurance..............................................................40
12.  General................................................................40
SCHEDULE 3 PERFORMANCE SPECIFICATIONS.......................................43
SCHEDULE 4 MAINTENANCE AND SUPPORT..........................................44
1.   Introduction...........................................................44
2.   Interpretation.........................................................44
3.   Duties Of The User.....................................................45
4.   Duties Of EGT..........................................................47
5.   Corrective Maintenance.................................................48
6.   Planned Work...........................................................50
7.   Service Acceptance Tests...............................................51
8.   Control, Implementation And Execution Of The Services..................51
9.   Accommodation Maintenance..............................................51
10.  Priority of Restoration................................................52
11.  User's Cable Maintenance...............................................52
12.  Liability..............................................................53
Appendix 1 to Schedule 4 Support and Maintenance
 Operating Procedures.......................................................54

EXECUTED AS AN AGREEMENT on the day first above written.

SIGNED by                           )
duly authorised for and on          )
behalf of EASTERN GROUP             )     /s/ [ILLEGIBLE]
TELECOMS LIMITED in the             )
presence of:-                       )


SIGNED by                           )
duly authorised for and on          )     /s/ [ILLEGIBLE]
behalf of HERMES EUROPE             )
RAILTEL B.V. in the presence of:-   )

                             CONFIDENTIAL TREATMENT

SCHEDULE 1 - SERVICE DEFINITION

This Schedule forms part of the Network Services Agreement and is subject to the Interpretations and Provisions therein.

SERVICE PARAMETERS

1     The Services                  EGT will provide the User with the exclusive
                                    right to use two pairs of non-specific
                                    optical fibres ("the Fibres") in EGT's
                                    Network in accordance with the Technical
                                    Definition attached at Appendix A to
                                    Schedule 1 and Performance Specifications attached at Schedule 3 on each of the Routes specified in Clauses 1.1 and 1.2 below. EGT will have the right to designate which fibres shall be provided to the User and to change the designation from time to time provided, however, that no change in designation causes a Disruption and provided also that the User is kept aware of any changes in designation.

                                    The User may request and where available EGT will provide additional fibre pairs on the Routes at the prices given in Clause 6 below in accordance with forecasts periodically reviewed and agreed between the Parties in accordance with Clause 11. The terms and conditions of this Agreement will apply to additional fibres in the same manner as the Fibres.

                                    The User is responsible for the provision of all electronic equipment needed to make use of the Fibres in accordance with the Standard Terms and Conditions set out in
                                    Schedule 2.

1.1   Route 1                       Route 1 shall be between a Terminal Station
                                    to be established in ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## and EGT's
                                    equipment in ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## and

1.2   Route 2                       Route 2 shall be between a Terminal Station
                                    to be established in ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## and EGT's
                                    equipment in ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## including a
                                    splicing chamber to connect to the Users ##
                                    MATERIAL OMITTED AND SEPARATELY FILED UNDER
                                    A REQUEST FOR CONFIDENTIAL TREATMENT ## at locations to be reasonably agreed by EGT.

                             CONFIDENTIAL TREATMENT

                                    The Parties shall agree the exact cable end locations and method of connection in relation to the locations identified in Appendix A to this Schedule, the optical losses between the cable end locations (such losses to be measured by means of a calibrated optical source and power meter), the number and location of the Regenerator Sites, the length in kilometres of each Section and having so agreed shall include this information in amendments to Appendix A to Schedule 1.

1.3   Terminal Stations             EGT will manage and maintain the Terminal
                                    Stations in ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## (to be provided by
                                    EGT) and ## MATERIAL OMITTED AND SEPARATELY
                                    FILED UNDER A REQUEST FOR CONFIDENTIAL
                                    TREATMENT ## (whether owned by EGT or the User) and these will accommodate and provide a suitable environment for User's and Customers' equipment in accordance with the Technical Definition attached at Appendix A to Schedule 1.

                                    EGT will accommodate the User's and/or
                                    Customers' cable, ducts and equipment at the Terminal Stations and enable them to connect their networks to the User's submarine cable provided that:

1.3.1 the User's and Customers' equipment space requirements do not exceed those specified in the floor space diagram contained in the Technical Definition attached at Appendix A to Schedule 1; and

1.3.2 Customers' equipment power requirements are consistent with the User's equipment power requirements set out in the Technical Definition attached at Appendix A to
                                    Schedule 1,

                                    EGT shall permit Customers access to the Terminal Stations and EGT Sites to install, maintain and repair the said equipment, cabling and ducts upon the terms set out in Clauses 3.7, 3.8 and 4.5 of Schedule 2.

1.4   Regenerator Sites             EGT will provide then manage and maintain
                                    Regenerator Sites at locations to be
                                    indicated in Appendix A to Schedule 1.

1.5   Maintenance                   Maintenance and support of the Services is
                                    to be provided in accordance with the
                                    provisions of Schedule 4.

                             CONFIDENTIAL TREATMENT

2     Designated Purpose            The conveyance of traffic and Signals
                                    through the User's equipment between cable ends (i.e. ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ##). The User will also be permitted to make an in-span User
                                    Breakout to establish a connection to ##
                                    MATERIAL OMITTED AND SEPARATELY FILED UNDER
                                    A REQUEST FOR CONFIDENTIAL TREATMENT ##.

                                    The User will not be permitted to transfer the right to use the Fibres to any other person in dark or dim form but will otherwise be allowed to exercise the right to use the Fibres as it sees fit including increasing capacity or leasing capacity. Capacity means bandwidth over a fibre pair between multiplexing equipments wholly owned and operated by the User.

                                    EGT will consider written requests for
                                    variations to the Designated Purpose. Such variations may give rise to additional or increased payments.

3     Initial Term                  Commencing on the date of this Agreement and
                                    continuing in relation to each Route for the period of ## MATERIAL OMITTED AND SEPARATELY
                                    FILED UNDER A REQUEST FOR CONFIDENTIAL
                                    TREATMENT ## years from the Provision Date for that Route.

3.1   Term                          The Initial Term and thereafter unless and
                                    until terminated in accordance with the
                                    Notice Period.

4     Notice Period                 Notice of at least ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## months given at any time to expire at the end of the Initial
                                    Term or on any date thereafter.

5     Dates

5.1   Ready for Testing Dates       The Routes shall be Ready for Testing on the
                                    following dates or such later dates as may be agreed in writing between the Parties

                                    - Route 1   1st September 1997
                                    - Route 2   1st September 1997

5.2   Provision Date                The Provision Date for each Route shall be
                                    the date when EGT has demonstrated that the Services on the Route satisfy the Acceptance
                                    Tests contained in Schedule 3.

                             CONFIDENTIAL TREATMENT

6     Usage Payment                 Payments for each Route as defined below are
                                    due per annum paid in equal Quarterly
                                    installments in advance and subject to RPI
                                    Uplift on each anniversary of its Provision
                                    Date in accordance with Clause 6 of Schedule
                                    2 of this Agreement.

                                    The first year payment for the right to use additional fibre pairs will be adjusted by the RPI Uplift from the prices given below from the Provision Date for the Route concerned.

      Route 1 ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ##

                                                          Usage Payment
                                    Dark fibre service    at Provision Date

                                    First pair            ## MATERIAL OMITTED
                                                          AND SEPARATELY FILED
                                                          UNDER A REQUEST FOR
                                                          CONFIDENTIAL TREATMENT
                                                          ##
                                    Second pair           ## MATERIAL OMITTED
                                                          AND SEPARATELY FILED
                                                          UNDER A REQUEST FOR
                                                          CONFIDENTIAL TREATMENT
                                                          ##
                                    Each additional pair  ## MATERIAL OMITTED
                                                          AND SEPARATELY FILED
                                                          UNDER A REQUEST FOR
                                                          CONFIDENTIAL TREATMENT
                                                          ##

      Route 2 ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ##

                                                          Usage Payment
                                    Dark fibre service    at Provision Date

                                    First pair            ## MATERIAL OMITTED
                                                          AND SEPARATELY FILED
                                                          UNDER A REQUEST FOR
                                                          CONFIDENTIAL TREATMENT
                                                          ##
                                    Second pair           ## MATERIAL OMITTED
                                                          AND SEPARATELY FILED
                                                          UNDER A REQUEST FOR
                                                          CONFIDENTIAL TREATMENT
                                                          ##
                                    Each additional pair  ## MATERIAL OMITTED
                                                          AND SEPARATELY FILED
                                                          UNDER A REQUEST FOR
                                                          CONFIDENTIAL TREATMENT
                                                          ##

                                    No Usage Payment is due for a Route for any period when, following initial Acceptance of the Route, the Route is not available for transmission of Signals (the period of which shall be determined in accordance with
                                    Schedule 4) except where due to any
                                    negligent act or omission or default or
                                    breach of this Agreement by the User. The
                                    Usage Payment due for the following Quarter will be adjusted on the invoice to take account of such loss of service.

6.1 The total Usage Payment will be reduced by ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per Quarter adjusted by RPI Uplift for each fibre pair or supply of bandwidth services from the User's submarine cable provided during that Quarter by EGT to a third party along a Route at or above the price of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## on Route 1 and ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## on Route 2, such deduction to be made commencing the first full Quarter for which the third party takes the service.

                             CONFIDENTIAL TREATMENT

6.2 RPI Uplift                      The RPI uplift effective on any anniversary
                                    of the Provision Date will be at a rate of ## MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ## less than the published RPI percentage increase for the immediately preceding twelve month period, up to a maximum uplift of ## MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ## for that period.

7 Time Limits                       Return to service following notification of
                                    a fault in accordance with Schedule 4 of this Agreement:

                                    - Equipment module, connector
                                      or splice fault             within 6 hours
                                    - Fibre fault                within 15 hours

8 Loss of Service Payments          In the event of a loss of service
                                    attributable to a fault on EGT's Network or Interface Equipment notified in accordance with Schedule 4 of this Agreement, where EGT fails to restore the Services within the Time Limits at Clause 7 above EGT will make a deduction of ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## (subject to RPI
                                    Uplift) for each additional hour from the invoice for the following Quarterly instalment of the Usage Payment, up to a maximum total deduction in any twelve month period of ## MATERIAL OMITTED AND SEPARATELY
                                    FILED UNDER A REQUEST FOR CONFIDENTIAL
                                    TREATMENT ## of the Usage Payment for that year.

                                    Payments under this Clause 8 will only be made where the failure to restore service within the Time Limits is not due to Force Majeure or any negligent act or omission, or default or breach of this Agreement by the User.

9 Liquidated Damages                For failures to meet the Ready for Testing
                                    Dates for each Route the following
                                    Liquidated Damages will apply:

                                    - for being Ready for Testing on or before 31st October l997 ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## Liquidated Damages are due

                                    - for each complete week after 31st October
                                    1997 that the ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## Route is not Ready for Testing ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

                                    - for each complete week after 31st October
                                    1997 that the ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## Route is not Ready for Testing ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT

                                    The limit payable by EGT as Liquidated
                                    Damages under this clause is ## MATERIAL
                                    OMITTED AND SEPARATELY FILED UNDER A REQUEST
                                    FOR CONFIDENTIAL TREATMENT ## EGT shall not be responsible for failures to meet Ready for Testing Dates to the extent such failures are attributable to Force Majeure.

                                    The User may set off any Liquidated Damages payment against initial Usage Payments.

                                    The Parties agree that the Liquidated
                                    Damages provided for above are a genuine pre-estimate of the damages the User would suffer as a consequence of any delay in the initiation of service by the User to Customers and are not to be regarded as onerous or as a penalty.

10 Service Levels                   In addition to its rights under Clause 7 of
                                    Schedule 2, the User may terminate this
                                    Agreement by not less than 30 (thirty) days notice in writing to EGT in the event that:

10.1 there are ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## Disruptions (of whatever duration and howsoever caused other than by third party damage) in respect of the Services on a Route in any ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## month period; or

10.2 there are ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## Planned Outages of more than twelve hours duration (not including outages planned for that duration at the request of the User or ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## Planned Outages where one or more is as a consequence of cable relocation requirements of a Local Authority or Statutory undertaking (excluding EGT) in respect of the Services on a Route in any ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## month period;

10.3 there are ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## Planned Outages or Disruptions howsoever caused of:

10.3.1 more than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## in duration where the User has the right to use up to and including ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## fibre pairs; or

10.3.2 more than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## duration where the User has the right to use more than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## fibre pairs;

                             CONFIDENTIAL TREATMENT

                                    in respect of the Services on a Route in any ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## month period.

11 Future Provision                 Once a year the User will discuss with EGT a
                                    ## MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ## year forecast showing its future fibre and facilities requirements along the Routes with a view to agreeing additional provision.

                                    Any additional fibre provision shall be at the price determined under Clause 6 of this Schedule for additional pairs and for the purposes of this Agreement additional fibre shall be treated as "Fibres" from the Provision Date.

The following initial contact points will apply, these may be changed by written notice when required by the Parties.

12 EGT contacts   Commercial     Owen Williams          tel: 0044 1473 553170
                                                        fax: 0044 1473 553166

                  Operations     Bill Hughes            tel: 0044 1473 542700
                                                        fax: 0044 1473 542166

                  Fault Control  EGT NMC                tel: 0044 1473 542244
                                                        fax: 0044 1473 544766

13 User Contacts  Commercial     John Green             tel: 0032 2 6585166
                                                        fax: 0032 2 6585107

                  Operations     Arnaud                 tel: 0032 2 6585269
                                 van Rietschoten        fax: 0032 2 6585107

                  Fault Control  HER NOC                tel: 0032 2 6585454
                                                        fax: 0032 2 6585106

                             CONFIDENTIAL TREATMENT

APPENDIX A TO SCHEDULE 1 - TECHNICAL DEFINITION

1.    PURPOSE

      The purpose of this Appendix is to define the planing and design requirements for the Routes specified in Clauses 1.1 and 1.2 of Schedule 1.

2.    BACKGROUND

      In accordance with its network implementation the User is installing 2 submarine cables:
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## (Northern route)
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## (Southern route)

      The diagram below outlines the scope of this Appendix:

      Section covered by this Appendix

                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT

3.    PLANNING INFORMATION

3.1   Safety and Security

      EGT will adopt appropriate safety and security measures at both the Terminal Stations and Regenerator Sites. EGT's security officer will liaise closely with the User's security officer in formulating such measures.

3.2   Routes

      The User requires the following Routes to be provided:

                                     Route 1

o Linking the Terminal Station at ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## with ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

o Regenerator Site at ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## intermediate points.

                                     Route 2

o Linking the Terminal Station at ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## with ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## including a User Breakout.

      Regenerator Site at ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or possibly ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## intermediate points.

                             CONFIDENTIAL TREATMENT

3.3   Route Diversity

      The User requires total diversity of its core network and as such requires the following:

                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

3.3.1 ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## will have duct diversity for building entry and exit points ideally of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

3.3.2 Where practical internal fibre cabling within the ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## will maintain a separation of at least ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## metres before entry into the ODF from the building entry/exit points.

3.3.3. The User Breakout will be a minimum of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## from ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

3.4      Fibre Optic Cable

         The EGT fibre optic cable specification is detailed in Schedule 3 of this Agreement.

                             CONFIDENTIAL TREATMENT

4.    ROUTE 1

      Route 1 is as shown indicated in the diagram below:

      e = estimated distance

                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

Note: The exact routings have not been finalised. EGT will advise the User of the Section losses when the fibre route has been finalised. The exact routings including maps will be provided by EGT as soon as possible in accordance with the implementation plan and will be appended to Schedule 1.

                             CONFIDENTIAL TREATMENT

5.    ROUTE 2

      The Route 2 is as shown in the diagram below:

                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

Note: The exact routings and number of Regenerator Sites have not been finalised. EGT will advise the User of the section losses when the fibre route has been finalised. The exact routings including maps will be provided by EGT as soon as possible in accordance with the Implementation Plan and will be appended to Schedule 1.

6.    TERMINAL STATION SITES

      EGT will provide the following at the Terminal Stations at ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## and ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      o     Floor space as shown in the diagram below

      o Maximum floor loadings ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per cabinet

      o Power with battery backup for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## with diesel generator

      o     External alarm provision to a suitable termination point

      o     Interface Point (ODF)

      o     Maintenance of the building and surrounding land.

                             CONFIDENTIAL TREATMENT

                               FLOOR SPACE DIAGRAM
                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT

EGT will provide the following power and associated circuit breakers:

--------------------------------------------------------------------------------
Equipment type    Unit Power      Number of Circuit         Circuit Breaker -
                  (Watts)         Breakers                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
--------------------------------------------------------------------------------
                             CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EGT will provide a suitable termination point for the non SDH alarms detailed below. The User will provide its own alarm monitoring device for those alarms asterixed and will be responsible for their onward transmission to the User.

--------------------------------------------------------------------------------
Power                     Environmental               Security
--------------------------------------------------------------------------------
Input Power Fail          High Temperature*           Rack Door Entry*
--------------------------------------------------------------------------------
Battery Low volts         Low Temperature*            Smoke Detector*
--------------------------------------------------------------------------------
Battery High Volts        Flood detector *
--------------------------------------------------------------------------------

EGT will provide the User with interface points at the Terminal Stations on an ODF as shown in the diagram below. It should be noted that although the User will provide the optical cord from the ODF to the SDH equipment, EGT will be responsible for maintaining it.

                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

Note: EGT will provide the ODF for the ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## fibre pairs for the sub sea cable termination.

                             CONFIDENTIAL TREATMENT

7.    INTERMEDIATE REGENERATOR SITES

      EGT will provide the following at the intermediate Regenerator Sites:

      o     Floor space as shown in the diagram below

      o Maximum floor loadings ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per cabinet

      o Power with battery backup for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## hours with diesel generator

      o     External alarm provision to a suitable termination point

      o Interface Point (ODF) Maintenance of the building and surrounding land

                             CONFIDENTIAL TREATMENT

                                [GRAPHIC OMITTED]
                               FLOOR SPACE DIAGRAM
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

                             CONFIDENTIAL TREATMENT

EGT will provide the following power and associated circuit breakers:

--------------------------------------------------------------------------------
Equipment type    Unit Power      Number of Circuit         Circuit Breaker -
                  (Watts)         Breakers                       Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
--------------------------------------------------------------------------------
                             CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EGT will provide a suitable termination point for the non SDH alarms detailed below. The User will provide their own alarm monitoring device for those alarms asterixed and will be responsible for their onward transmission to the User.

--------------------------------------------------------------------------------
Power                     Environmental               Security
--------------------------------------------------------------------------------
Input Power Fail          High Temperature*           Rack Door Entry*
--------------------------------------------------------------------------------
Battery Low Volts         Low Temperature*            Smoke Detector*
--------------------------------------------------------------------------------
Battery High Volts        Flood Detector *
--------------------------------------------------------------------------------

EGT will provide the User with interface points at the Regenerator Sites on an ODF as shown in the diagram below. It should be noted that although the User will provide the optical cord from the ODF to the SDH equipment, EGT will be responsible for maintaining it.

                                [GRAPHIC OMITTED]
            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR
                             CONFIDENTIAL TREATMENT ##

8.    CABLE TESTING & ACCEPTANCE

      Prior to hand over EGT will provide the User with the following for all new and existing cables:

      o OTDR test results completed at the time of commissioning the new cable

      o     Manufacturers test results for the cable provided

      The User in inspecting the above figures may request a verification OTDR test if doubts exist as to the suitability of the cable in accordance with Clause 5 of Schedule 2 to the Agreement.

      The User will perform OTDR tests ODF to ODF at the time of installing the SDH equipment.

9.    EGT SECURITY MEASURES

      EGT's standard security measures are detailed below. More in depth measures may be implemented by mutual agreement and would be subject to separate negotiation.

9.1   Equipment Rooms

      EGT equipment rooms will be built out of materials designed to provide a minimal protection of 2 hours against fire coming from the adjoining spaces both internal or external. All holes in walls, floor and ceiling of the room, i.e. for pipes, wires, etc. are filled with fire proof materials and ducts are equipped with fire barriers.

      Normally windows are not fitted but where they are special protection measures are taken.

9.2   Doors

      Doors will be made of 1 hour fire proof material and will be equipped with panic bars. Door entry alarms will be fitted which will be remotely monitored by the EGT Network Management Centre.

9.3   Locks

      Doors will be fitted with a security lock for which keys cannot be reproduced without the agreement of EGT. Access control and management of key distribution will be implemented.

9.4   Fire Extinguishing System

      Where Sites are not located close to a 24 hours a day, 7 days a week basis security centre allowing rapid intervention of less than 3 minutes in case of fire detection, such Sites will be protected by a halon free extinguishing system (type Argonite, Inergen or other). This system will be connected to a fire detection system which operates automatically after a predetermined time in case of fire detection. The system will generate as a minimum the following alarms which will be remotely monitored by the EGT Network Management Centre:

      o     Fault

      o     Operation

9.5   Fire Extinguishers

      A minimum of two CO2 fire extinguishers will be installed in all equipment rooms.

9.6   Lightning Protection

      Buildings will be equipped with an appropriate number of lightning conductors. External inputs to the building such as, cables, pipes, power supplies, ducts, etc. will also be protected against lightning strikes

9.7   HVAC

      The temperature and humidity of equipment rooms is controlled and maintained between the following parameters:

      o     Temperature: 20 (degree)C +/ 2 (degree)C

      o     Humidity: 50% +/ 10%

      The system will generate as a minimum the following alarms which will be remotely monitored by the EGT Network Management Centre:

      o     Fault

      o     Shutdown

9.8   Signs

      Signs will be fitted in accordance with relevant Health and Safety Regulations and will include the evacuation procedure and the list of important numbers such as police, fire brigade etc.

9.9   Electrical Network

      A simplified diagram showing the electrical path and location of equipment from the public power supply network inlet to all equipment will be available and maintained.

9.10  Inspection

      The following will be inspected at least annually to ensure they are fully functional and safe:

      o     Fire Extinguishing System

      o     Fire extinguishers

      o     Power and electrical systems

      o     HVAC system

      o     Lightning Protection

                             CONFIDENTIAL TREATMENT

APPENDIX B TO SCHEDULE 1 - IMPLEMENTATION PLAN

ROUTE 1

1 General
  Agreed Design Report for Route 1                                       30/4/97
  Agreed Project Plan for Route 1                                        30/4/97

2 Terminal Station
  Purchase site                                                         *30/4/97
  Planning permission                                                   *31/5/97
  TS Design                                                             *30/4/97
  Build infrastructure                                                  *30/6/97
  Fit out TS                                                            *31/7/97
  RFS to the User                                                       *1/8/97

3 ## MATERIAL OMITTED AND SEPARATELY
  FILED UNDER A REQUEST FOR CONFIDENTIAL
  TREATMENT ##
  Plan for existing site                                                *30/4/97
  EGT/User site survey                                                  *30/4/97
  Remedial work                                                         *31/7/97
  RFS to the User                                                       *1/8/97

4 ## MATERIAL OMITTED AND SEPARATELY
  FILED UNDER A REQUEST FOR CONFIDENTIAL
  TREATMENT ##
  Plan for existing site                                                *30/4/97
  EGT/HER site survey                                                   *30/4/97
  Remedial work                                                         *31/7/97
  RFS to the User                                                       *1/8/97

5 Cable Route
## MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT ##                 Route design                  *30/4/97
                                          Wayleaves/PP                  *30/4/97
                                          Contract award                *30/4/97
                                          Duct installed                *30/6/97
                                          Cable installed               *31/7/97
                                          ODF-ODF tests                 *14/8/97
                                          RES to the User               *15/8/97

## MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT ##                 Handover test results to
                                           the User                     *30/4/97
                                          RFS to the User               *15/8/97

## MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT ##                 Route design                  *30/4/97
                                          Wayleaves/PP                  *30/4/97
                                          Contract award                *30/4/97
                                          Duct installed                *30/6/97
                                          Cable installed               *31/7/97
                                          ODF-ODF tests                 *14/8/97
                                          RFS to the User               *15/8/97

* DATES IN ITALICS ARE NOT BINDING. BINDING DATES WILL BE ESTABLISHED IN THE AGREED PROJECT PLAN.

                             CONFIDENTIAL TREATMENT

ROUTE 2

1 General
  Agreed Design Report for Route 2                                      30/4/97
  Agreed Project Plan for Route 2                                       30/4/97

2 Terminal Station
  Purchase site                                                         *30/4/97
  Planning permission                                                   *31/5/97
  TS Design                                                             *30/4/97
  Build infrastructure                                                  *30/6/97
  Fit out TS                                                            *31/7/97
  RFS to the User                                                       *1/8/97

3 ## MATERIAL OMITTED AND SEPARATELY
  FILED UNDER A REQUEST FOR
  CONFIDENTIAL TREATMENT ##
  Purchase site                                                         *30/4/97
  Planning permission                                                   *30/4/97
  Regen Design                                                          *30/4/97
  Build infrastructure                                                  *30/6/97
  Fit out TS                                                            *31/7/97
  RFS to the User                                                       *1/8/97

4 ## MATERIAL OMITTED AND SEPARATELY
  FILED UNDER A REQUEST FOR
  CONFIDENTIAL TREATMENT ##
  Plan for existing site                                                *30/4/97
  EGT/User site survey                                                  *30/4/97
  Remedial work                                                         *31/7/97
  RFS to the User                                                       *1/8/97

5 Cable Route
  ## MATERIAL OMITTED AND SEPARATELY
  FILED UNDER A REQUEST FOR
  CONFIDENTIAL TREATMENT ##              Route design                   *30/4/97
                                         Wayleaves/PP
                                         Contract award                 *30/4/97
                                         Duct installed                 *31/6/97
                                         Cable installed                *31/7/97
                                         ODF-ODF tests                  *14/8/97
                                         RFS to the User                *15/8/97

## MATERIAL OMITTED AND SEPARATELY
FILED UNDER A REQUEST FOR
CONFIDENTIAL TREATMENT ##                Route design                   *30/4/97
                                         Wayleaves/PP                   *30/4/97
                                         Contract award                 *30/4/97
                                         Duct installed                 *30/6/97
                                         Cable installed                *31/7/97
                                         ODF-ODF tests                  *14/8/97
                                         RFS to the User                *15/8/97

* DATES IN ITALICS ARE NOT BINDING. BINDING DATES WILL BE ESTABLISHED IN THE AGREED PROJECT PLAN.

SCHEDULE 2 - STANDARD TERMS AND CONDITIONS

These terms and conditions apply to the Services except where expressly overridden or qualified by Schedule 1 to this Agreement. Words defined in such
Schedule 1 shall have the same meaning throughout this Agreement

1.    INTERPRETATION

      In this Agreement the following expressions shall have the following meanings unless the context otherwise requires.

      "Agreement"                   means the Agreement of which this forms
                                    part;

      "Confidential Information"    means all know-how, techniques, ideas,
                                    principles and concepts which underlie any of the Services and business or commercial information and all other information in whatever form obtained by either Party directly or indirectly from the other Party pursuant to this Agreement or prior to and in contemplation of it;

      "Customer"                    means any customer of the User, or of any
                                    company within the Group of companies of which the User is a member which is using the Services;

      "Designated Purposes"         means the designated purpose as defined in
                                    Schedule 1;

      "Disruption"                  means a failure defect or damage to the
                                    Network or Interface Equipment not being a Planned Outage which causes a deterioration in the performance of the Services below the standards set out in the Performance
                                    Specification or below such other measures of performance as may be agreed between the Parties while carrying out a Temporary
                                    Repair in accordance with Clause 5.3 of
                                    Schedule 4 and "Disrupt" and "Disrupted" shall be construed accordingly;

      "EGT's Sites"                 means those sites belonging to, leased by or
                                    otherwise made available for use by EGT
                                    during the Term which are not owned by
                                    leased by or
                                    otherwise provided by the User;

      "End Date"                    means the date when due to expiry or earlier
                                    termination of this Agreement the Services are no longer available to the User;

      "Expert" means the person appointed in accordance with clause 10;

      "Expert Determination"        means determination of any issue,
                                    disagreement or dispute between the Parties pursuant to the provisions of Clause 10;

      "Force Majeure"               means any cause beyond a Party's reasonable
                                    control that prevents its performance of all or some of its obligations hereunder including without limitation failure or delay in obtaining Infrastructure Requisite
                                    Consents or Telecommunications Requisite
                                    Consents provided that the failure or delay has not been caused or contributed to the by the party invoking the force majeure any act of God tempest failure or shortage of power supplies flood subsidence lightning or fire strike lockout trade dispute or labour disturbances the act or omission of government highway authorities or other competent authority or public telecommunications operators (other than the parties) war military operations riot difficulty delay or failure in manufacture production or supply by third parties of spare parts for the Network or Interface
                                    Equipment but for the avoidance of doubt lack of financial or other non-labour resources shall not be an event of Force
                                    Majeure;

      "Group" means the User and any other body corporate which is its holding company or subsidiary and any other body corporate which is a subsidiary of that holding company, as defined by section 53A of the Companies Act 1989; and "holding company" and "subsidiary" have the meanings given by section 736 of the Companies Act 1985;

      "Infrastructure Requisite
      Consents"                     means those permissions consents approvals
                                    wayleaves or licences which are
                                    necessary lawfully to construct and run the Network and to maintain and repair the Network so that the User may use and enjoy the Services;

      "Interface Equipment"         means any accommodation, power supplies,
                                    cabling, equipment or other facilities that are to be provided by EGT under this agreement to enable the User to enjoy the Services;

      "Initial Term"                shall have the meaning set out in Schedule
                                    1;

      "Network"                     means EGT's communications network as it may
                                    exist from time to time including the fibre optic cable and all ancillary apparatus and equipment which is owned or operated by EGT whether owned leased or made available under some other form of agreement with a third party and which is essential to the totality of the operation of EGT's communication network;

      "Permanent Repair"            has the meaning set out in Schedule 4 to the
                                    Agreement;

      "Planned Outage"              means an interruption to the Services
                                    planned by EGT and advised to the User in accordance with the procedure set out in
                                    Schedule 4 and in particular Planned Outage includes:-

                                    (i) any interruption to or degradation of
                                        the Services caused by EGT effecting a
                                        Permanent Repair following a Temporary
                                        Repair; and

                                    (ii) any interruption to or degradation of
                                         the Services caused by changes to the
                                         Network or Interface Equipments;

                                    but does not include any interruption to or degradation of the Services caused by the provision of a new User Breakout;

      "Provision Date"              shall have the meaning set out in Schedule
                                    1;

      "PTO Licence"                 means a licence to operate a public
                                    telecommunications system granted by the
                                    Secretary of State for Trade and Industry under the Telecommunications

                                    Act 1984;

      "Quarters"                    Three month periods where the first Quarter
                                    starts on the Provision Date and subsequent
                                    Quarters commence at three, six and nine months after the Provision Date or the anniversaries thereof.

      "RPI" means the general index of retail prices in respect of all items as published in the monthly digest of statistics by the Central Statistics Office or if such index shall cease to be published such other index as may be officially published in substitution thereof or if not officially published that which most closely resembles such index;

      "Services"                    shall have the meaning set out in Schedule
                                    1;

      "Signals"                     means any form of electrical or optical
                                    signal connecting to the Network or
                                    Interface Equipments including but not
                                    limited to its physical properties, data coding and data structures;

      "Telecommunications
      Requisite Consents"           means those permissions, consents,
                                    approvals, wayleaves, licences, certificates and permits in legally effectual form necessary for the User and Customers lawfully to have access to EGT's Sites in connection with this Agreement so that the User may use and enjoy the Services for the Designated Purposes;

      "Temporary Repair"            has the meaning set out in Schedule 4;

      "Type Approved"               means equipment for which the User has
                                    provided performance specifications to EGT and for which EGT has confirmed in writing to the User that any equipments meeting the said performance specifications may be connected to the Network or Interface
                                    Equipment such confirmation not to be
                                    unreasonably withheld or delayed;

      "Usage Payment"               shall have the meaning set out in Schedule
                                    1;

      "User Breakout"               means the point on the Network where the
                                    User
                                    makes a connection to another network, the location of such point to be agreed by EGT, such agreement not to be unreasonably withheld;

      "User's Equipment"            means any cable or equipment that is to be
                                    provided by or on behalf of the User which connects to the Network or the Interface
                                    Equipment, or transmits or receives Signals over the Network;

      "User's Personnel"            means any employee duly authorised agent or
                                    contractor of the User;

      "VAT" means Value Added Tax at the then currently applicable rate.

1.2   In this Schedule:

      1.2.1 the reference to "the Parties" shall include a reference to their successors and permitted assigns

      1.2.2 unless the context otherwise requires all references to a particular Clause or Sub-Clause, shall be a reference to that Clause or Sub-Clause in this Schedule, reference to this Schedule shall be to this Schedule 2 to the Agreement, all other references to Schedules are to other respective schedules to the Agreement;

      1.2.3 words importing the singular shall include the plural and vice versa and words importing the masculine gender shall include the feminine and vice versa;

      1.2.4 headings are for convenience only and shall be ignored in interpreting this Agreement;

      1.2.5 unless the contrary intention appears words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association, organisation, or other entity, in each case whether or not having separate legal personality;

      1.2.6 the words "include" or "including" are to be construed without limitation to the generality of the preceding words;

      1.2.7 references to a statute include any statutory modification, extension, or re-enactment of that statute.

      1.2.8 where the context so permits the word User shall be deemed to include "User's Personnel";

1.3 The following documents form part of this Agreement, and any inconsistencies between them shall be resolved by giving them the following order of precedence, unless expressly stated to the contrary:

      1.3.1 Schedule 1 and its appendices;

      1.3.2 Schedules 3 and 4;

      1.3.3 Schedule 2.

2.    PROVISION OF THE SERVICE

      2.1   EGT will provide the Services throughout the Term in accordance with
            Schedule 1.

      2.2 The Services will be available to the User continuously throughout the Term save when there is a Disruption or Planed Outage.

      2.3 EGT will carry out maintenance in accordance with Schedule 4 and in the event of a Disruption or Planed Outage restore the Services as soon as is reasonably practicable and will where due credit Loss of Service Payments to the User in accordance within Clause 8 of
            Schedule 1 and otherwise adjust the Usage Payments in accordance with Clause 6.7 of this Schedule.

      2.4 Provision of the Services does not prevent EGT from using its Network and Interface Equipments to provide services to others save as expressly limited in Schedule 1.

3.    COVENANTS BY EGT

      3.1 EGT will not tamper with, modify, or deal in and not without the prior consent of the User, repair, or alter in any way whatsoever (whether directly or indirectly) the whole or any part of the User's Equipment or Customer's Equipment situated at any premises or locations (whether in EGT's ownership, control, occupation or not) other than as may be reasonably necessary in relation to EGT fulfilling its obligations under this Agreement.

      3.2 Without prejudice to the generality of the foregoing paragraph, EGT will not knowingly take any action that could contribute to the degradation of the User's Equipment or Customer's Equipment.

      3.3 EGT will obtain and maintain and renew all Infrastructure Requisite Consents and all Telecommunications Requisite Consents from time to time as may be required.

      3.4 EGT will support and maintain the Network and Interface Equipments in accordance with the procedures set out in Schedule 4.

      3.5 EGT will give the User reasonable notice (being at least 30 days when practicable) of any proposed changes to the Network or Interface Equipments of which it is aware which might affect the Services.

      3.6 EGT shall diligently carry out the design and construction of the Routes in accordance with the Technical Definition appended to
            Schedule 1 and will use its reasonable endeavours to ensure that the Routes are available for Acceptance Testing by the Ready for Testing dates and develop and comply with the Implementation Plan in conjunction with the User for such purposes.

      3.7 EGT grants to the User and its employees and Customers and EGT approved agents and contractors, access to EGT Sites on which the User's Equipment or Customer's equipment is located. Access will be available at any reasonable time for the purposes of maintenance to the User's or Customers' equipment and will be available during normal working hours upon reasonable written notice to EGT for other purposes.

      3.8 EGT grants access to the Terminal Stations for the purpose of connecting Customers of the User to the Users Equipment. This access shall be as arranged by prior written agreement with EGT.

      3.9 EGT grants the User the right to connect its cable and User's Equipment to the Network at the cable end locations and the User Breakouts.

      3.10 EGT shall at all times throughout the Term and any period under Clause 7.9 comply in all material respects with the provisions of its PTO licence and all statutes and regulations applicable to the provision of the Services.

4     COVENANTS BY THE USER

      Throughout the Term the User shall and in relation to Clauses 4.7-4.11 shall procure that its Customers when acting as Customers will:

      4.1 In relation to the use and/or the operation of the Services comply with reasonable rules, instructions or operations manuals, guidance notes, user documentation, operation procedures and similar from time to time notified by EGT to the User and all statutes and regulations applicable to such use and/or operation;

      4.2 Immediately and without delay inform EGT using the fault reporting procedure set out in Schedule 4 of any defect or problem experienced by the User in relation to the Services as and when such defect or problem arises;

      4.3 Ensure all necessary consents and approvals (including BABT approval where appropriate) required for the lawful installation and connection of the User's equipment to the Network and/or Interface equipments have been obtained prior to such installation and connection;

      4.4 Ensure that throughout the Term or the period during which the User has equipment connected to the Network or Interface Equipments that the User has the requisite permits to provide its services including but not limited to a suitable licence under the Telecommunications Act of 1984 or the Broadcasting Act 1990 if appropriate and that in the event of the User ceasing to hold such permits the User will immediately notify EGT in writing;

      4.5 Remain responsible for compliance by those accessing the EGT Sites pursuant to Clauses 3.7 and 3.8 or otherwise under this Agreement with all reasonable regulations or procedures, or safety or security instructions of EGT in force at those EGT Sites which have been communicated to the User or the persons accessing the EGT sites and the User shall subject to the limitations on liability in Clause 8 of Schedule 2 indemnify EGT from and against all losses, costs, claims, damages and liabilities arising from any failure to comply with those regulations, procedures or instructions or any negligent act or omission or wilful default on the part of those accessing the EGT Sites pursuant to this Agreement,

      4.6 Use the Services for the Designated Purpose and not use the Services for any other purpose without first obtaining the written agreement of EGT;

      4.7 Not damage, tamper with, modify, deal, repair, reverse engineer or alter in any way whatsoever (whether directly or indirectly) the whole or any part of the Network or Interface Equipments situated at any premises or locations (whether in EGT's ownership, control, occupation or not);

      4.8 Under no circumstances whatsoever substitute, remove, add, or expand any cable, wiring, equipment, software, or fibre comprising part of the Network or Interface Equipment, hardware or software connected (whether directly or indirectly) to the Network without EGT's written prior permission;

      4.9 Only connect equipment to the Network or Interface Equipment that has been Type Approved by EGT and the User must submit specifications for any Signals to be carried over the network for approval by EGT before transmitting such Signals. Furthermore the User warrants that all approved equipment connected or to be connected to the Network is operating within its performance specifications to the best of the User's reasonable knowledge;

      4.10 Without prejudice to the generality of the foregoing subclause 4.1-4.2, 4.6-4.9, not knowingly take any action that could contribute to the degradation of the Network or Interface Equipment, affect other users of the Network, or adversely impact on EGT's ability to provide the Services;

      4.11 Provide EGT with all information which EGT may reasonably require from the User in order to efficiently establish and provide the Services and to restore the Services following a Disruption or Planned Outage;

      4.12 Not use the Services or knowingly permit them to be used for any transmission of anything contrary to any terms of EGT's PTO Licence.

5.    MAINTENANCE

      5.1 EGT may modify, change, maintain, repair or replace any part of the Network or Interface Equipments at any time at its own expense in accordance with Schedule 4 provided there is no deterioration to the Services.

      5.2 EGT shall use its reasonable endeavours to ensure that the Fibres and Interface Equipment are fully prepared to be connected to the User's Equipment or the User's fibre by the Ready for Testing dates set. Once the Fibres and Interface Equipment are so prepared the User shall carry out the connection.

      5.3 EGT and the User shall each carry out the Acceptance Tests designated as their responsibility in the Technical Definition and exchange test results. Each party shall complete their Acceptance Tests within 3 weeks.

      5.4 On satisfactory completion of the Acceptance, EGT and the User shall each sign a Certificate of Readiness indicating the Provision Date.

      5.5 If an Acceptance Test ("the Initial Acceptance Test") is not satisfactorily completed, the parties agree to co-operate in order to identify the cause of the failure of the Acceptance Test. EGT and the User shall use best efforts to resolve the problem. Once the problem has been resolved, the parties shall carry out the Acceptance Tests ("the Further Acceptance Tests") in accordance with the provisions of the Annex. Unless the failure of the Initial Acceptance Test is due to any negligent act, omission or breach of contract by the User the costs of Further Acceptance Tests will be borne by EGT.

      5.6 If the cause of the failure of the Acceptance Tests has not been identified within 5 Business Days of the date upon which the Initial Acceptance Test failed to be

                             CONFIDENTIAL TREATMENT

            satisfactorily completed EGT shall use reasonable endeavors to identify suitable alternative fibres (which shall themselves be subject to Acceptance Testing under this Clause); or an alternative solution that will meet the Acceptance Tests.

6.    PAYMENTS

      6.1 In consideration of EGT providing the Services, and the other obligations assumed by EGT pursuant to the Agreement, the User shall at the due dates pay Usage Payments (less any payments due under Clauses 6, 8 or 9 of Schedule 1) to EGT.

      6.2   EGT will invoice the User for Usage Payment Quarterly in advance.

      6.3 The User shall pay the said invoices within 45 days of the date of the said invoices.

      6.4 The Usage Payment will be subject to annual review and uplift on each anniversary of the Provision Date using the formula below:

            new Usage Payment = last Usage Payment x (## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## + fractional change in RPI since last annual review - ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##)

            limited to a maximum uplift of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## for any one annual period.

            For the purposes of this calculation the new RPI used shall be the one published most recently prior to the relevant anniversary of the Provision Date.

            All RPI Uplifts shall be calculated on this basis.

      6.5 If the User fails to pay for the Services on or before the due date, EGT may without prejudice to any rights or remedies it may have:

            6.5.1 if payment in full is not made within 30 days of due date cancel or suspend any further provision to the User of the Services;

            6.5.2 charge the User interest on the outstanding amounts (both before and after any judgment) at the rate of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## above the National Westminster Bank Plc base rate per annum calculated on a daily basis from the date the payment was due until the total sum has been paid.

      6.6 The Usage Payment is expressed exclusive of VAT and any VAT chargeable shall be paid in addition by the User.

      6.7 Loss of Service Payments and payments under Clause 6 of Schedule 1 shall appear as a deduction from the Usage Payment otherwise payable on User's account for the Quarter following the Quarter in which the Loss of Service Payment arose.

7.    DURATION AND TERMINATION

      7.1 The Agreement shall come into force the day it is executed by the last Party but other than as indicated in the Implementation Plan EGT shall not be obliged to provide the Services until the Provision Date.

      7.2 Subject to Clauses 7.3 and 7.6 and Schedule 1, Clause 10, the Agreement shall continue in force throughout the Initial Term and thereafter unless either party gives not less than the Notice Period written notice to the other of termination.

      7.3 Either Party shall be entitled to terminate this Agreement by 30 days written notice to the other if:

            7.3.1 the other commits any material breach of the provisions of this Agreement and in the case of such breach which is capable of remedy, fails to remedy the same within 90 days of receipt of a written notice giving full particulars of the breach and requiring its remedy;

            7.3.2 an encumbrancer takes possession or a receiver is appointed over any property or assets of the other;

            7.3.3 the other makes an involuntary arrangement with its creditors or becomes subject to an administration order;

            7.3.4 the other goes into liquidation (except for the purposes of solvent amalgamation, reconstruction or other reorganisation and in such manner that the company resulting from the reorganisation effectively agrees to be bound to or to assume to obligations imposed on the other by this Agreement);

            7.3.5 the other ceases, or threatens to cease to carry on business.

      7.4 A breach shall be considered capable of remedy for the purposes of Clause 7.3.1 if the defaulting party can comply with the provisions in question in all respects other than as to the time of performance (provided that the time of performance is not of the essence).

      7.5 Termination of the Agreement shall be without prejudice to the rights by the party accrued prior to termination including any right to payment of any sum and any right to sue in respect of any antecedent breach of this Agreement.

      7.6 The User may, by written notice to EGT, terminate the whole of this Agreement or either Route in any of the following circumstances which are not caused or contributed to by Force Majeure or any negligent act or omission, breach of contract or willful default by the User:

            7.6.1 At any time the design and construction of the Routes is more than ninety (90) days or such other period as may be agreed between the parties behind the schedule provided for in the then current Implementation Plan; or

            7.6.2 The Routes are not Ready for Testing (or EGT acknowledges in writing that they will not be ready) by 1 March 1998.

      7.7   Termination shall not:

            7.7.1 affect any provision of the Agreement which in order to give full effect to its meaning needs to survive termination including Schedule 1 Clauses 8 and 9 and Schedule 2, Clause
                  7.9 and 7.10; or

            7.7.2 bring to an end the confidentiality obligations of the Parties under this Agreement which shall survive for a period of 3 years after termination.

      7.8 Upon termination of the Agreement by EGT pursuant to Clause 7.3 all sums properly invoiced to the User shall become immediately due and payable.

      7.9 Following termination under Clause 7 or under Schedule 1 Clause 10 otherwise than pursuant to termination by EGT under Clause 7.3.2 to
            7.3.5 the User shall be entitled to continue to use the Services for a period of 18 months (or such lesser period as it shall specify by no less than thirty days notice in writing given at any time during such period) upon and subject to provisions of this Agreement which notwithstanding termination shall apply to such use.

      7.10 Upon termination of this Agreement by EGT pursuant to Clauses 7.3.2-7.3.5 or at the expiry of any Notice Period or of the period determined under Clause 7.9:

            7.10.1 EGT shall forthwith disconnect the User's and the Customers'
                   equipment from the Network.

            7.10.2 The User shall within 14 days remove the User's equipment and shall (unless EGT direct otherwise) cause the Customer to remove the Customer's equipment from EGT Sites forthwith making good and otherwise indemnifying EGT against all damage or loss occasioned thereby to the reasonable satisfaction of EGT.

                             CONFIDENTIAL TREATMENT

            7.10.3 EGT shall within 7 days forward to the User a statement of all monies due under the Agreement and/or pursuant to Clause
                   7.9 and the User shall within 14 days of receipt of such statement pay the invoices then due to EGT with interest thereon in default of payment in accordance with the provisions of Clause 6.5.2.

8.    WARRANTY AND LIABILITY

      8.1 Each Party represents and warrants to the other that it has legal power, authority and right to enter into the Agreement and to perform its respective obligations in the Agreement.

      8.2 Each Party shall be liable for death or personal injury arising as a direct result of the negligence of that Party or its employees.

      8.3 EGT's liability to the User shall be limited in the following respects at all times during the Term and during any period under Clause 7.9:

            8.3.1 for failure to meet the Ready for Testing Dates, to Liquidated
                  Damages as set out in Clause 9, Schedule 1.

            8.3.2 For failure to restore Services within the Time Limit, to Loss of Service Payments as set out in Clause 8, Schedule 1.

            Nothing in this Clause 8.3 shall prejudice or limit the quantum of damages the User is entitled to recover consequent upon termination pursuant to Clause 7 of Schedule 2 and Clause 10 of Schedule 1

      8.4 Neither party shall be liable to the other in respect of any breach of the provisions of this Agreement to the extent contributed to by the negligence, act or omission of the other, or Force Majeure.

      8.5 In no event shall either party be liable to the other in tort, negligence, breach of statutory duty or otherwise for any loss, damage, cost or expense of any nature incurred or suffered by the other party of an indirect, consequential, incidental, special or exemplary nature including any economic loss or other loss of opportunity, turnover, profit, business or goodwill.

      8.6 The maximum liability of each party to the other, whether during the Term or following termination, in respect of any breach of this Agreement (including any breach under this Clause 8 but excluding breaches under Clause 8.2) or arising as a consequence of the tort, negligence or breach of statutory duty shall be a total of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per event or series of connected events and ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## in any 12 month period.

      8.7 Not withstanding the provisions of this Clause 8, each party shall idemnify the other against all losses caused to the property of the other as a consequence of any breach of any provision of this Agreement up to the limits of insurance set out in Clause 11.

9.    CONFIDENTIALITY AND INTELLECTUAL PROPERTY

      9.1 Each Party agrees to keep confidential all Confidential Information of the other Party and to use the same exclusively for the purposes of or as contemplated by the Agreement and to disclose the same only to those of its employees, Group companies, agents and sub-contractors pursuant to the Agreement (if any) to whom and to the extent that such disclosure is reasonably necessary for the purposes of the Agreement.

      9.2 The obligations and restrictions contained in this Clause 9 shall not apply to information:

            9.2.1 which is now or subsequently becomes available to the public otherwise than by breach of the Agreement by the receiving Party;

            9.2.2 which the receiving Party can prove by documentary evidence was already in the receiving Party's possession and at its free disposal prior to obtaining the same directly or indirectly from the other Party;

            9.2.3 which is subsequently disclosed to the receiving Party free of restrictions on disclosure and use by a third party not acting on behalf of the other Party or directly or indirectly bound to the other Party by obligations of confidentiality or non-use in relation to such information; or

            9.2.4 which the receiving Party is required by any reason of law to disclose.

      9.3 For the avoidance of doubt nothing in this Clause 9 shall be interpreted as preventing either Party making full and unrestricted use of its knowledge and expertise pertaining generally to the industry of the other Party.

      9.4 All intellectual property relating to the subject matter of this Agreement conceived, originated, devised, developed, or created by EGT, its officers or employees shall vest in EGT.

      9.5 The User acknowledges that it shall have no licence, right, title or interest in or to any intellectual property relating to the Network or Services.

10.   EXPERT DETERMINATION

      10.1 All disputes or differences which shall at anytime hereafter arise between EGT and the User in respect of the construction or effect of this Agreement or the rights duties and liabilities of the Parties hereunder or any matter or event connected with or arising out of this Agreement (a "Relevant Event") shall be referred to a director (or his nominee) of each of the Parties within 5 business days of the Relevant Event arising and they shall endeavour to reach a mutually acceptable solution. In the event that a Relevant Event cannot be settled by the directors (or their nominees) within 5 business days of it being referred to the Parties' directors then if both the Parties so decide the provision of Clause 10.2 shall apply.

      10.2 If both Parties agree to refer an issue to an Expert and the Parties fail to nominate or agree such Expert within 10 days, then the Expert may be nominated at the request of either Party by the President or other duly appointed officer of such UK professional body as the parties may agree or in the absence of agreement:

            10.2.1 in the case of a dispute as to the interpretation or construction of this Agreement, by the President or other authorised officer of the Law Society of England and Wales;

            10.2.2 in the case of a dispute as to the sum payable under this
                   Agreement by the President or other authorised officer of the Institute of Chartered Accountants in England and Wales; and

            10.2.3 in the case of all other disputes concerning the operation and maintenance of the Network or the provision of the Services, by the President or other authorised officer of the Institution of Electrical Engineers or equivalent as appropriate in the circumstances.

      10.3 Each of the Parties shall be entitled to provide the Expert with such information and such written representation as may be necessary to assist in the determination of the dispute in question provided such information and/or representations are made within 30 days of the date of the referral.

      10.4 The Expert shall be entitled to seek expert evidence at his discretion as to the circumstances relating to the dispute between the Parties and the most expeditious method of its resolution.

      10.5 The Expert shall be required by the Parties to reach a determination of the issues referred to him as soon as is reasonably practicable and unless the Parties otherwise agree within 45 days of his appointment.

                             CONFIDENTIAL TREATMENT

      10.6 The Expert shall act as an expert and not as an arbitrator and his decision shall be notified to both Parties simultaneously and implemented a soon as is practicable upon notification. Unless both Parties agree in writing prior to the appointment of the Expert, the Expert's decision (including his decision as to costs) shall be final and binding on both Parties.

11.   INSURANCE

      11.1 EGT shall procure prior to the Provision Date for each Route and maintain in force during the Term:

           11.1.1 All risk physical damage insurance (subject to all usual exclusions) for damage caused by EGT and/or its equipment in an amount no less than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## covering the EGT Sites and the cable and equipment at the EGT Sites belonging to EGT, the User and the Customers. All losses recoverable under this Clause shall be payable to the User, EGT and their Customers, as their respective interests may appear.

           11.1.2 Public liability insurance at the Insurance Sites in an amount no less than ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##.

      11.2 The User shall procure all risks physical damage insurance and public liability insurance on the terms and for the period set out in Clause 11.1 and shall maintain such insurance for so long as the User's or customers' equipment shall remain at the EGT Sites. Such insurance shall cover the cable and equipment at the EGT Sites belonging to the User, the Customer and EGT and its customers, for damage, personal injury or loss caused by the User or its Equipment.

      11.3 EGT and the User will provide each other with satisfactory evidence of the existence of said coverages on request.

12.   GENERAL

      12.1 Except as provided in this Clause, neither EGT nor the User may assign any of its rights or obligations under this Agreement without the prior written consent of the other party such consent not to be unreasonably withheld or delayed. The User may assign all, but not part, of its rights and obligations under this Agreement to a wholly owned subsidiary of the User provided that the User remains fully responsible to EGT for the performance by the assignee of its obligations under this Agreement. The User shall enter into a guarantee of the assignee's obligations to EGT if requested to do so by EGT.

      12.2 EGT may sub-contract the performance of any of its obligations under the Agreement to any third party.

      12.3 Neither Party shall be deemed to be in breach of the Agreement, or otherwise liable to the other by reason of any delay in performance, or non-performance of any of its obligations under this Agreement to the extent that delay or non-performance is caused by Force Majeure. Any Party affected by such circumstances shall notify the other Party and use all reasonable endeavours to avoid or overcome circumstances of Force Majeure.

      12.4 The Agreement shall be governed by and construed in accordance with English law and the Parties submit to the non-exclusive jurisdiction of the English Courts.

      12.5 No delay by either Party in enforcing the provisions of the Agreement shall be deemed a waiver of that Party's right to enforce that provision.

      12.6 The illegality or invalidity of any part of the Agreement shall not affect the legality or validity of the remainder of it.

      12.7 The Agreement together with its appendices and schedules and all information contained and referred to therein and the letter from EGT to the User of even date respecting the Margate Terminal Station embody the entire understanding between the Parties concerning the subject matter of this Agreement and override and supersede any prior promises, representations, undertakings and implications between the Parties concerning the subject matter of this Agreement.

      12.8 This Agreement may only be varied in writing signed by an authorised representative of each Party.

      12.9 Any notice given under this Agreement shall be in writing and sent or delivered to the address of the recipient Party given in this Agreement (or as from time to time otherwise notified) by:

           12.9.1 facsimile transmission, in which case it will be deemed received when sent; or

           12.9.2 hand (including courier) in which case it will be deemed received when delivered; or

           12.9.3 air mail (where appropriate) in which case it will be deemed received 5 days after posting; or

           12.9.4 ordinary first class mail (where the recipient is within the same jurisdiction as the sender) in which case it will be received 2 days after posting.

      12.10 None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties and neither of them shall have the authority to bind the other in any way except as provided in this Agreement.

      12.11 Each Party shall bear its own legal costs, legal fees and other expenses incurred in the preparation and execution of this Agreement.

                             CONFIDENTIAL TREATMENT

SCHEDULE 3- PERFORMANCE SPEClFICATIONS

EGT Single Mode Optical Fibre Cable Parameters

================================================================================

TYPE AND CONSTITUTION

Single mode, complying with recommendation: CCITT G 652

================================================================================

GEOMETRICAL PROPERTIES
----------------------

Mode field diameter at ## MATERIAL         ((mu)m)     ## MATERIAL OMITTED AND
OMITTED AND SEPARATELY FILED UNDER                     SEPARATELY FILED UNDER A
A REQUEST FOR CONFIDENTIAL                             REQUEST FOR CONFIDENTIAL
TREATMENT ##                                           TREATMENT ##

Reference Surface diameter                  ((mu)m)    ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Primary Coating diameter                    ((mu)m)    ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Core non circularity                        (%)        ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Reference surface non circularity           (%)        ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Core/cladding concentricity error           ((mu)m)    ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Primary coating concentricity error         ((mu)m)    ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##
--------------------------------------------------------------------------------

OPTICAL PROPERTIES
------------------

Cut-off-wavelength                          (nm)       ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Attenuation:

## MATERIAL OMITTED AND SEPARATELY           (dB/km)   ## MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR                              SEPARATELY FILED UNDER A
CONFIDENTIAL TREATMENT ##                              REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

## MATERIAL OMITTED AND SEPARATELY           (dB/km)   ## MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR                              SEPARATELY FILED UNDER A
CONFIDENTIAL TREATMENT ##                              REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Total Dispersion:

## MATERIAL OMITTED AND SEPARATELY          (ps/nm.km) ## MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR                              SEPARATELY FILED UNDER A
CONFIDENTIAL TREATMENT ##                              REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

## MATERIAL OMITTED AND SEPARATELY          (ps/nm.km) ## MATERIAL OMITTED AND
FILED UNDER A REQUEST FOR                              SEPARATELY FILED UNDER A
CONFIDENTIAL TREATMENT ##                              REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Zero Dispersion Wavelength                  (nm)       ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

--------------------------------------------------------------------------------

MECHANICAL PROPERTIES
---------------------

Proof test                                   (%)       ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Macro bend attenuation at                   (dB)       ## MATERIAL OMITTED AND
## MATERIAL OMITTED AND SEPARATELY                     SEPARATELY FILED UNDER A
FILED UNDER A REQUEST FOR                              REQUEST FOR CONFIDENTIAL
CONFIDENTIAL TREATMENT ## (## MATERIAL                 TREATMENT ##
OMITTED AND SEPARATELY FILED UNDER
A REQUEST FOR CONFIDENTIAL
TREATMENT ## turns on ## MATERIAL
OMITTED AND SEPARATELY FILED UNDER
A REQUEST FOR CONFIDENTIAL
TREATMENT ## diameter mandrel)

Fibre Strain non uniformity                 (%)        ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Splice Losses (Maximum)                     dB         ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##

Connector Type                              Diamond    ## MATERIAL OMITTED AND
                                                       SEPARATELY FILED UNDER A
                                                       REQUEST FOR CONFIDENTIAL
                                                       TREATMENT ##
================================================================================

SCHEDULE 4 - MAINTENANCE AND SUPPORT

1.    INTRODUCTION

      This Schedule and its Appendix sets out the responsibilities of the User and of EGT in respect of the Corrective Maintenance and Preventative Maintenance for the Services, Fibre and cable maintenance and accommodation maintenance.

2.    INTERPRETATION

      2.1 In this Schedule the Interpretations in the Network Services Agreement will apply and in addition the following expressions shall have the following meanings unless the context otherwise requires:

            "Acceptance Test"             means all those tests and proving
                                          works set out in Appendix A to
                                          Schedule 1 which will be carried out
                                          by EGT and may be witnessed by the
                                          User to demonstrate that the Services
                                          are functioning in accordance with the
                                          Performance Specification;

            "Connection Number"           means the number that uniquely
                                          identifies on EGT's Interface
                                          Equipment the point at which the
                                          connection to the User's Equipment is
                                          made;

            "Corrective Maintenance"      means works necessary to repair the
                                          Network or Interface Equipments to
                                          restore the Services following a
                                          Disruption;

            "Fault Control Point"         means the EGT Network Management
                                          Centre or HER Network Operation Centre
                                          as specified in Schedule 1 Clauses 12
                                          and 13 being the single point of
                                          contact for all maintenance
                                          activities;

            "Permanent Repair"            means a repair of a standard such that
                                          the Services are re-instated in
                                          accordance with the Performance
                                          Specification and no further attention
                                          as a result of the cause of the
                                          associated Disruption is required by
                                          EGT;

            Planned Work"                 means all work required to be carried
                                          out by this Schedule which is
                                          programmed for execution at a future
                                          time;

            "Preventative Maintenance"    means the reasonable planned
                                          systematic testing and inspection of
                                          the Network and Interface Equipment to
                                          identify (so far as such reasonable
                                          tests are capable of identifying)
                                          faults and defects in the Network or
                                          Interface Equipment or a state of
                                          affairs which could reasonably be
                                          expected to give rise to such faults
                                          and defects;

            "Section"                     means a length of the Network between
                                          two adjacent User Breakout points;

            "Temporary Repair"            means a repair made using any
                                          technique chosen by EGT to restore or
                                          re-instate the Services until a
                                          Permanent Repair has been completed.

3     DUTIES OF THE USER

      3.1 The User shall monitor the Services in order to detect any Disruption to the Service.

      3.2   In the event that:-

            3.2.1 The User detects a Disruption and such Disruption continues;
                  and

            3.2.2 The User requires EGT to carry out Corrective Maintenance to the Network or Interface Equipments following the detection of a Disruption;

            the User shall so notify EGT (such notice herein after referred to as a "Fault Notice").

      3.3   A Fault Notice shall contain the following information:-

            3.3.1 a unique fault reference number allocated by the User;

            3.3.2 the time at which the User issued the Fault Notice to EGT;

            3.3.3 the Section in which the fault or defect giving rise to the
                  Disruption is located;

            3.3.4 the Connection Number of the Service that is Disrupted; and

            3.3.5 any further information available to the User which may assist
                  EGT in locating the fault and restoring the Services;

            all of the foregoing information will be notified to the EGT Fault Control Point by telephone and within 2 hours thereafter confirmed by the User by facsimile transmission.

      3.4 Subject to Clause 5.1.2. the User shall provide reasonable assistance in connection with the location of a fault or defect within a Section giving rise to a Disruption. The User shall act reasonably and without delay in determining whether it shall agree to such request and shall not delay in notifying EGT of its decision. Each Party shall bear its own costs incurred in attempting to locate any such fault or defect within a Section.

      3.5   If upon service of a Fault Notice:

            3.5.1 it shall be found that the Fault Notice contains a material inaccuracy; or

            3.5.2 it is found that the deterioration in the Service which is the subject of the Fault Notice has been caused by the act or omission of the User or its Customers contrary to the notified requirements of EGT or to the ordinary and proper standards of usage applicable to the Designated Purpose; or

            3.5.3 it is found that the deterioration in the Service which is the subject of the Fault Notice is not due to a Disruption;

            (any such Fault Notice hereinafter referred to as a "Defective Notice") then:-

            3.5.4 immediately on becoming aware of a matter referred to in
                  Clauses 3.5.1, 3.5.2 and 3.5.3 the User shall advise EGT accordingly (unless the User was made aware of such matter by EGT); and

            3.5.5 the User shall pay to EGT within 28 days of demand a fee equal to such reasonable costs if any as EGT shall have incurred in responding to the Defective Notice and attempting to carry out Corrective Maintenance; and


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

            3.5.6 the Defective Notice shall cease to have effect and all provisions in respect of Time Limits for the completion of Corrective Maintenance and the provisions in respect of the Loss of Service Payments in the Agreement shall cease to have effect in respect of the Defective Notice but without prejudice to other relevant provisions in the Agreement; and

            3.5.7 in the event that:

                3.5.7.1 The Defective Notice is in respect of a Disruption;
                        and

                3.5.7.2 the User continues to require EGT to carry out
                        Corrective Maintenance hereunder;

                  the User shall issue a further Fault Notice which shall validly contain the information referred to in Clause 3.3 hereof.

      3.6 Subject to Clause 5.1.4 the User shall provide assistance to carry out the above Corrective Maintenance in which case the User shall act reasonably and without delay in determining whether it will agree to such a request and shall not delay in notifying EGT of its decision. For the avoidance of doubt the User will not be requested to provide on-site assistance.

      3.7 For the avoidance of doubt the User shall be responsible for all corrective maintenance, preventative maintenance and all other works or tests of whatsoever kind to the User's Equipment for the purpose of using the Services but shall not carry out Corrective Maintenance or Preventative Maintenance.

      3.8 It is recognised by the User that in certain circumstances EGT may require the User to power down the lasers and otherwise make safe the User's Equipment to allow work to take place on the Network or Interface Equipments; the User will comply with all such requests and will leave the User's Equipment in such condition until authorised by EGT's Fault Control Point that it may be restored to its operational condition. Such requirements will be considered Corrective Maintenance or Preventative Maintenance as appropriate.

4     DUTIES OF EGT

      4.1 EGT shall supply the User with such accurate records of the Network and interface Equipment as the User may reasonably request in order to enjoy the Services within four weeks of the Provision Date or within six weeks of any change to the Network or Interface Equipments that might impact on the User's enjoyment of the Services. Such records to include drawings, specifications and results of tests in a format to be agreed carried out under Clause 7 hereof as appropriate to the Services. EGT retains all copyright in such records and they


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

                             CONFIDENTIAL TREATMENT

            shall form part of EGT's Confidential Information.

      4.2 When carrying out work on the Network or Interface Equipments EGT will provide for itself communications facilities (other than mobile phones, which may interfere with the User's Equipment) independent of the Services to allow EGT on-site work teams to maintain contact with the EGT Fault Control Point.

      4.3   In respect of Preventative Maintenance:-

            4.3.1 EGT shall plan and carry out all Preventative Maintenance which EGT deems necessary to the Network or Interface
                  Equipment;

            4.3.2 EGT shall consult with the User and use reasonable endeavours to take account of the User's reasonable requirements and its obligations under Clause 6.3 of this Schedule when planning Preventative Maintenance; and

            4.3.3 all works in respect of such Preventative Maintenance shall be carried out by EGT as Planned Work in accordance with Clause
                  6.

      4.4 EGT shall carry out Corrective Maintenance to the Network and Interface Equipment upon:-

            4.4.1 receipt of a Fault Notice in accordance with Clause 3.2; such
                  Corrective Maintenance shall be carried out by EGT in accordance with Clause 5;

            4.4.2 detecting a state of affairs which could give rise to a
                  Disruption whilst carrying out Preventative Maintenance to the Network or Interface Equipment; such Corrective Maintenance shall be carried out by EGT in accordance with Clause 6. However notwithstanding the provisions of Clause 6 the Parties hereby acknowledge that they may agree to carry out works at a time affording the User less notice than specified in Clause 6.

5     CORRECTIVE MAINTENANCE

      5.1   Upon receipt of the Fault Notice under Clause 3.2 EGT shall:-

            5.1.1 acknowledge receipt of the Fault Notice (such acknowledgement confirming the time at which EGT received the Fault Notice for the purposes of Clause 3.3);

            5.1.2 If it requires the assistance of the User under Clause 3.4 so notify the User within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of receipt of the Fault Notice;


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

                             CONFIDENTIAL TREATMENT

            5.1.3 use its reasonable endeavours, including the use of any test equipment which EGT considers appropriate, to locate the cause of the Disruption within the Section and notify the User with an estimate of when in EGT's opinion the Services are likely to be re-instated;

            5.1.4 within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                  REQUEST FOR CONFIDENTIAL TREATMENT ## of notifying the User of the location of the fault or defect notify the User if the User is required to give assistance under Clause 3.6.

            5.1.5 update the User on an hourly basis of progress in resolving the Fault Notice.

      5.2 Subject to Clause 3.5.6 and Clause 5.3 upon receipt of a Fault Notice EGT shall complete Corrective Maintenance within the Time Limits specified in Schedule 1.

      5.3 In respect of fibre maintenance EGT may make a Temporary Repair using whatever techniques it considers to be suitable to remedy a Disruption providing that it advises the User of the likely impact if any of such Temporary Repair on the quality of the Services and the parties agree on such measures of performance during such Temporary Repair. Thereupon EGT and the User shall agree a time to complete a Permanent Repair (each Party shall act reasonably in this respect). Such works in completing a Permanent Repair shall be carried out as Planned Work.

      5.4 For the avoidance of doubt in respect of a Disruption remedied by a Temporary Repair for the purpose of calculating time elapsed under the Time Limit in Clause 5.2 Corrective Maintenance shall be deemed to have been completed upon issue of the Notice referred to in Clause 7.1.2.

      5.5 EGT may restore the Services by repairing or substituting alternative Interface Equipment, Network equipment, cables, conductors or optical fibres provided that the Services when so restored comply with the Performance Specification and provided EGT issues the User with revised drawings, specifications and test results as appropriate for the User to enjoy the Services.

      5.6 For the purpose of calculating time elapsed in respect of any Time Limit under this Schedule each Party shall keep, maintain and upon request disclose to the other Party proper written records of the following periods:

            5.6.1 any period during the Time Limit where the User shall have been in default of this Agreement;


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

            5.6.2 any period wherein EGT was unable to perform its obligations contained in this Schedule due to an act or omission of the User (which shall include any delay by the User in performing any of its obligations under this Schedule);

            5.6.3 any period during which an event of Force Majeure prevents
                  Corrective Maintenance being carried out.

6     PLANNED WORK

      6.1 Before EGT carries out any Planned Work to the Network or Interface Equipments, EGT shall give the User notice of such Planned Work as follows:-

            6.1.1 for Planned Work to the Network or Interface Equipments not
                  involving an interruption to the Services EGT shall give three working days notice of the commencement of the work;

            6.1.2 should it be necessary for Planned Work to involve
                  interruption to the Services EGT shall give the User as much notice as it is reasonably able to give but in any event not less than 30 days notice of the commencement of such Planned Work and the User shall afford all assistance to EGT to enable the work to commence on the planned date and for it to be completed efficiently;

            6.1.3 Planned Work undertaken in order to complete a Permanent
                  Repair under Clause 5.3 hereof shall be carried out at the time agreed by the Parties in accordance with Clause 5.3 hereof.

      6.2 For the avoidance of doubt, a Planned Outage which lasts longer than has been scheduled shall be treated as a Disruption for the remainder of its duration.

      6.3 EGT shall not arrange for Planned Outages on both Routes at the same time under any circumstances; subsequent Planned Outages shall be at least 3 working days apart. Furthermore, EGT shall use reasonable endeavours not to implement any Planned Outage when the User notifies EGT that there is or is likely to be an isolation of one of the User's nodes (bearing in mind the impact on EGT's Network of carrying out the works against the impact of delaying the works until the outage on the User's Network is repaired).

      6.4 For the purpose of calculating time elapsed during a Planned Outage, Planned Work shall be deemed to have commenced at the time agreed between the parties under Clause 6.1.3 hereof and ended on issue of a notice under Clause 7.1.2 hereof.


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

7     SERVICE ACCEPTANCE TESTS

      7.1 Upon completion of Corrective Maintenance whether by Temporary Repair or Permanent Repair or on completion of Planned Work to the Network or Interface Equipment EGT shall:-

            7.1.1 carry out Acceptance Tests in accordance with Clause 8 of the
                  Technical Definition at Appendix A to Schedule 1; and

            7.1.2 upon satisfactory completion of the Acceptance Tests issue a
                  Notice to the User of the results of such tests.

      7.2 For the purposes of calculating time elapsed under any Time Limit contained in Clause 5.2 Corrective Maintenance shall be deemed to have commenced on issue of a valid notice under Clause 4.2 and been completed upon issue of the Notice referred to in Clause 7.1.2.

      7.3 Any dispute under this Clause 7 in relation to any matter in connection with Acceptance Tests shall be referred to the Expert in accordance with the Agreement.

8     CONTROL, IMPLEMENTATION AND EXECUTION OF THE SERVICES

      8.1 EGT and the User shall nominate suitably skilled and equipped staff with responsibility for the reporting control implementation execution and review of the maintenance and support provided under this Schedule for the Services.

      8.2 Regular meetings shall take place between the Parties to monitor the operation of this Schedule amid to revise where and when necessary the Support and Maintenance Operating Procedures which will be agreed between the parties prior to the Provision Date.

9     ACCOMMODATION MAINTENANCE

      9.1 EGT shall ensure that, at all times, the Terminal Stations and Regenerator Sites are kept in a good state of repair.

      9.2 EGT shall and the User shall to the extent that it is within its control take proper precautions to ensure that, at all times, the Terminal Stations and Regenerator Sites are kept clean and tidy and in conformity with all applicable health and safety standards and free from environmental hazards such as flammable materials and asbestos or other hazards which may reasonably be held to present a risk to any equipment or to persons working on or inspecting such equipment.

      9.3 EGT shall monitor and give notice to the User of any environmental or other incidents which are likely to have an immediate or potential effect upon the User Equipment and/or the Services.

      9.4 EGT shall keep the Terminal Stations and Regenerator Sites secure at all times and ensure that only persons authorised under this Agreement and persons authorised by EGT shall have access to those sites.

      9.5 EGT shall install or permit the User to install or have installed at the Terminal Stations and regenerator sites alarm systems for detection of smoke, temperature changes, water presence and other similar events.

      9.6 Where EGT fails to provide the accommodation maintenance in accordance with this Clause, without prejudice to the User's other rights and remedies, EGT shall permit and enable the User to provide such maintenance.

10    PRIORITY OF RESTORATION

      10.1 EGT shall give at least equal priority to the restoration of Links on the Network as it gives to restoration of its own services and those provided to EGT's other Customers

      10.2 EGT represents to the User that all Maintenance provided by EGT to the User under this Agreement are provided at prices and upon terms and service levels that are no less favourable in aggregate to the User than the prices, terms and service levels offered to its most favoured customers for substantially similar services. EGT will improve its service levels as necessary to remain in compliance with the commitment on a going forward basis.

11    USER'S CABLE MAINTENANCE

      11.1 EGT shall provide maintenance to the User's network from the Terminal Stations to the User's beach manhole in accordance with the terms of this Schedule provided that:

           11.1.1 the User shall provide to EGT all spare cable to be used for maintenance;

           11.1.2 EGT shall store the spare cable in a secure location on an EGT Site, the exact site to be agreed between the Parties;

           11.1.3 the User shall provide 1 day of training for up to 15 persons to EGT on maintenance of the land/subsea cable joints;

           11.1.4 the user shall pay to EGT its costs incurred in carrying out this maintenance activity. The payment terms in Schedule 2 Clause 6 shall apply.

12    LIABILITY

      12.1 For the avoidance of doubt the liability of the Parties under this Schedule shall be limited in accordance with the Clauses of the Agreement as if the same had been expressly set out herein.


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

    APPENDIX 1 TO SCHEDULE 4 - SUPPORT AND MAINTENANCE OPERATING PROCEDURES

To be agreed between the Parties prior to the earliest Provision Date under the Agreement.


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